Exhibit 32

CERTIFICATION OF CEO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of 1st Constitution Bancorp (the “Company”) for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ROBERT F. MANGANO

Name:	Robert F. Mangano
Title:	President and Chief Executive Officer
Date:	March 18, 2004

JOSEPH M. REARDON

Name:	Joseph M. Reardon
Title:	Senior Vice President and Treasurer
Date:	March 18, 2004